MEDTOX Scientific, Inc.

Corporate Presentation

July 19, 2005

Forward looking statements in this presentation are
made under the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995.
Any such statements are subject to risks and
uncertainties that could cause actual results to
differ materially from those anticipated. Such
factors are described from time to time in the
Company's Annual Report on Form 10-K and other
reports filed with the Securities and Exchange
Commission.

MEDTOX
Who we are

Headquarters and laboratories in St. Paul, MN.

Device manufacturing facility in Burlington, NC.

415 employees

Amex: TOX

Market capitalization: $58.1 million*

2004 revenues: $56.7 million

5-year CAGR: 10%

Shares outstanding: 7.55 million**

Stockholders’ equity: $39.3 million**

            *Based on stock price of $7.70 at close 6/30/05 and 7.55 million shares outstanding

            **As of 6/30/05

MEDTOX
Value Proposition

State-of-the-art lab technology and test
devices—supported by value-added
services

Reliable information for hiring and medical
decision-making

Fast results, competitively-priced

Outcomes:

Improved candidate selection/retention rates

Improved patient/research results

MEDTOX
Our Strategy to Gain Market Share

Use value-added services to increase drug
testing market share

Gain market share in hospital lab area
through innovative products and Cardinal
Health relationship

Create customer solutions through IT strength

Use market intelligence and focus groups to
define future clinical market opportunities

Drive operational innovation and execution

Market Profile
Laboratory Services, Drugs-of-Abuse

Serving employers of all categories

Growth driven by workforce/population
increases/job mobility

Service business, differentiated via
technology and value-added services

Barriers to entry

SAMHSA Regulation, investment,
complexity

Sample collections, IT

Low offshore competitive risk because
of shipping time

2005: Improving market conditions
following recession and slow-job-
growth recovery

TOX REVENUES:

$27.9M

7.0 % market share

*Based on Washington G-2 Reports

$400 million*

Competition
 Laboratory Services, Drugs-of-Abuse

Quest                  38%

LabCorp                                     23%

LabOne        7%

MEDTOX                                  6%

Psychemedics    4%

ATN                              4%

$400 Million Market

Primary Competitors

Based on Washington G-2 Reports

MEDTOX Progress and Initiatives
Laboratory Services, Drugs-of-Abuse

2004: Lab re-engineered through implementation of
LEAN and Six Sigma

Gaining market share in consolidating industry

Value-added services

eChain®

Data management

Collection site management

Training

Technical support and expertise

Policy review

More competitive through innovations like eChain®

eChain®

First multi-purpose electronic chain-of-custody system in
market

Web-based “thin client” application

Browser-based (minimum training)

Easily deployed at clinics

Used for lab-based and PROFILE®-II tests

Secure system architecture

Allows clients to track entire test process

Clients can utilize multiple clinics

Expedites collection process at clinics

No searching for client chain-of-custody forms

No “altering” other chain-of-custody forms

Market Profile
Specialty Lab Services

Large and growing market
opportunity

Serving hospitals, clinics,
HMO’s, other laboratories

Serving small- to mid-sized
Biotech and Pharma

Differentiated by specialization

Barriers to entry

Investment in infrastructure

Technical expertise

Growth driven by population
and demographics

Aging baby-boomers: more lab
tests, more clinical trials

$1 billion*

TOX REVENUES:

$15.3M

1.5 % market share

*MEDTOX estimate

MEDTOX Progress and Initiatives
Specialty Lab Services

Expanding diversity of services

Clinical trial support

Filter paper testing for lead

Metals laboratory

Clinical toxicology

Autopsy support testing

Financial performance

Non-seasonal, non-cyclical revenue streams

Focus of lab-based R&D efforts

2005: Lab re-engineering underway

Improvements through LEAN and Six Sigma

Market Profile
Drugs-of-Abuse Diagnostic Devices

Expanding market with high margins

Serving employers, rehab, and limited
rights market (prison, probation, parole)

Single-use test kits for POC (point-of-
collection) with results in minutes

Lab testing for positive test verification

Many competitors

Few manufacture own product

Varying degrees of quality

No other manufacturer can back up
product with own lab

$ 400 million*

TOX REVENUES:

$13.5 M

3.4 % market share

*MEDTOX estimate

MEDTOX Progress and Initiatives
Drugs-of-Abuse Diagnostic Devices

History of growth and profitability

Market leader

Approximately 60% gross margins

2004: LEAN initiatives

Defensibility:

Positive results: verification available in our certified lab

Value-added services

DARS™: Combination of education and services

PROFILE®-II A Test System

Exclusive adulterant indicator

Sure-Screen®, pending FDA approval

Exclusive “zero tolerance” test

MEDTOXScan™ automates reading device results

Supported by eChain®

SURE-SCREEN®

First of its kind in the market

Offers substantially lower
detection levels

First “zero-tolerance”-type device

Addresses “drug mixing” scenario

Convenient cup design/User-
friendly

Actual test device can be
separated and cup sent to
MEDTOX for confirmatory
testing

MEDTOXScan™

Interprets drug strips
electronically

Eliminates any interpretation
ambiguity

Stores multiple patient
records

Printer optional

Compact and portable

  Can interface with hospital systems

  Offers flexibility to hospital lab technicians

       –  Result “holds” until cleared by technician

  Automates and expedites throughput

Overall Infrastructure Advantages

Continuing investment in new technology

Scientific and IT

Investments in automation, robotics, Web technology

CAPEX: $3.5 - $4.0 million/year

Six-Sigma and LEAN initiatives

Statistic-supported quality and cost control

Streamlined work flow

Laboratories in St. Paul, MN

Over 10,000 samples processed daily

Capacity for volume increase

Dedicated device plant in Burlington, NC

Design/manufacturing of state-of-art devices

Capacity for volume increase

MEDTOX Peer Comparisons
(As reported by Yahoo Finance)

2.7

2.4

N/A

$197.4M

$6.23

3/05

QDEL

Quidel

4.0

1.2

21.8

$174.6M

$13.75

4/05

BRLI

Bio Reference Labs

2.0

1.4

N/A

$202.4M

$8.75

3/05

SP

Specialty Labs

9.9

3.5

21.1

$70.2M

$13.60

3/05

PMD

Psychemedics

1.5

1.0

30.1

$55.7M

$7.39

3/05

TOX

MEDTOX Scientific

4.0

3.8

22.5

$993.1M

$58.80

3/05

BSTE

Biosite

3.7

1.5

25.3

$703.1M

$40.27

3/05

LABS

LabOne

(62.5%)

(56.5%)

(6.8%)

TOX vs Average

4.0

2.3

32.3

Average

7.2

3.9

31.0

$323.2M

$20.57

3/05

VIVO

Meridian Bioscience

2.3

3.1

51.2

$75.5M

$3.86

3/05

SDIX

Strategic Diagnostics

3.1

1.5

55.3

$18.3M

$0.86

3/05

ABMC

American BioMedica

Price/

Book

Price/

Sales

Price/

Earnings

Market

Cap

Price

7/15/05

Quarter

Ended

Ticker

Company

MEDTOX
Market Comparables*

Price/Earnings

Comps average: 1.07 x TOX’s Price/Book
ratio

Price/Sales

Comps average: 2.3 x TOX’s Price/Sales ratio

Price/Book

Comps average: 2.7 x TOX’s P/E ratio

* Based on closing prices on July 18, 2005